UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2016
___________________________________
THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 921-5500
___________________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Item 2.02 Results of Operations and Financial Condition	1
Item 7.01 Regulation FD Disclosure	1
Item 9.01 Financial Statements and Exhibits	1
SIGNATURES	2
EX-99.1: PRESS RELEASE

- i -

Item 2.02.	Results of Operations and Financial Condition.
On February 11, 2016 we issued a press release announcing our financial results for the fourth quarter and year ended December 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.02.

Item 7.01.    Regulation FD Disclosure.

On February 11, 2016 we issued a press release announcing that the Company’s 2016 outlook will be discussed during an earnings teleconference scheduled for Friday, February 12, 2016 at 8:00 a.m. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated February 11, 2016 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich

Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE:	February 11, 2016